POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 30, 2013 TO THE
PROSPECTUS DATED MARCH 1, 2013 OF:

PowerShares 1-30 Laddered Treasury Portfolio

PowerShares Build America Bond Portfolio

PowerShares CEF Income Composite Portfolio

PowerShares Chinese Yuan Dim Sum Bond Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Fundamental High Yield® Corporate Bond Portfolio

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PowerShares Insured California Municipal Bond Portfolio

PowerShares Insured National Municipal Bond Portfolio

PowerShares Insured New York Municipal Bond Portfolio

PowerShares International Corporate Bond Portfolio

PowerShares Preferred Portfolio

PowerShares Senior Loan Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio

Effective April 30, 2013, unlisted preferred securities no longer will qualify for inclusion in The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index, the underlying index for PowerShares Preferred Portfolio (the "Underlying Index"). Unlisted senior and subordinated debt securities that meet all other eligibility requirements will continue to be eligible for inclusion in the Underlying Index. The name of the Underlying Index and the manner by which it is calculated (except as noted above) will not change. Therefore, effective immediately, the Prospectus is changed as follows:

•  The third and fourth sentences of the first paragraph of the section titled "PowerShares Preferred Portfolio — Summary Information — Principal Investment Strategies" on page 68 are deleted and replaced with the following:

The Underlying Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts ("ADRs"), as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Underlying Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion.

•  The first paragraph of the section titled "Additional Information about the Funds' Strategies and Risks — Principal Investment Strategies — The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index" on page 95 is deleted and replaced with the following:

The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index tracks the performance of fixed rate, U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The Underlying Index includes preferred securities and senior and subordinated debt securities issued in $25, $50 or $100 par/liquidation increments. Qualifying securities must have a fixed coupon or dividend schedule, must have a minimum amount outstanding of $100 million, must be rated at least B3 (based on an average of Moody's, S&P and Fitch) and must have an investment grade country risk profile (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings). The Underlying Index excludes auction market securities, convertibles, floaters, purchase units, purchase contracts, corporate pay-in-kind securities, securities issued by closed-end funds and derivative instruments. The Underlying Index also excludes unlisted preferred securities, but includes qualifying unlisted senior or subordinated debt-like securities.

Please Retain This Supplement For Future Reference.

P-PS-PRO-9 SUP-4 043013

POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 30, 2013 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2013

Effective April 30, 2013, unlisted preferred securities no longer will qualify for inclusion in The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index, the underlying index for PowerShares Preferred Portfolio (the "Underlying Index"). Unlisted senior and subordinated debt securities that meet all other eligibility requirements for inclusion will continue to be eligible for inclusion in the Underlying Index. The name of the Underlying Index and the manner by which it is calculated (except as noted above) will not change. Therefore, effective immediately, the Statement of Additional Information is changed as follows:

•  The section titled "Management — Index Providers — The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index" on page 102 is deleted and replaced with the following:

The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. The Underlying Index includes preferred securities and senior and subordinated debt securities issued in $25, $50 and $100 par/liquidation increments. Qualifying securities must have a fixed coupon or dividend schedule, must have a minimum amount outstanding of $100 million, must be rated at least B3 (based on an average of Moody's, S&P and Fitch) and must have an investment grade country risk profile (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings). The Underlying Index excludes auction market securities, convertibles, floaters, purchase units, purchase contracts, corporate pay-in-kind securities, securities issued by closed-end funds and derivative instruments. The Underlying Index also excludes unlisted preferred securities, but includes qualifying unlisted senior or subordinated debt-like securities.

Please Retain This Supplement For Future Reference.

P-PS-SAI SUP-3 043013